Order Confirmation

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RECEIPT

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Member Details

Member Name: Isaac Dietrich
E-mail Address: Info@MassRoots.com
Contact Phone:

Order Date: Friday, March 14, 2014 12:41:04 PM

Dear **Isaac Dietrich** ,

Thank you for ordering from Opus Virtual Offices!
This e-mail contains important information regarding your recent order please save it for future reference.

Your Order Details:

Product(s)	Quantity	Price	Total
Location: 6525 Gunpark Drive, Boulder, CO 80301 Phone: (720) 214 2726, Fax: (720) 214 3584			
Included Extension / Voice Mail Box Company Name : MassRoots, Inc. Individual Name 1: Isaac Dietrich Individual E-mail 1: Info@MassRoots.com Contact/Cell Number 1:	1	$99.00/Month	$99.00/Month

Monthly Recurring Total: $99.00
Setup Fee Waived (SFW) -$100.00

Inception Fee: $100.00

TOTAL: $99.00

How did you hear about us?

Google
Comments:

Comments/Special Request

Comments:

Billing Address

Address:	
Address 2:	
City:	Aurora
State/Province:	Colorado
Zip/Postal Code:	80012-1076
Country:	United States

Credit Card

Card Type:	Master Card
Card Number:	XXXX-XXXX-XXXX-XXXX
Expiration Date:	10/01/2016
Name on Card:	Isaac Dietrich
Security Code:	XXX

Opus Virtual Offices will process your credit card every month for the monthly recurring charges.

month for the monthly recurring charges.
If you need to change your method of payment please notify Opus Virtual Offices 5 business days prior to your billing cycle.

Sincerely,

Customer Service
Opus Virtual Offices

http://opusvo.com/
info@opusvo.com

Agreement

On 3/14/2014 I, **Isaac Dietrich** of **MassRoots, Inc.** agree to subscribe to the OPUS VIRTUAL OFFICES PROGRAM as stated above. I understand that my monthly recurring charges must be paid in advance and that services will be billed 5 business days prior to its monthly due date. Late payment may result in suspension of service and may be subject to a $50 reinstatement fee. This agreement is for 3 months and shall automatically renew for successive 3 month periods provided CLIENT does not give OPUS written notice of cancellation at least 30 days prior to the termination date. Services will be activated on or before **3/18/2014** In the event OPUS is required to employ an attorney to enforce any provision of this Agreement; Client shall pay to OPUS, all attorney fees and court costs incurred.

✓ **I, Isaac Dietrich HEREBY AGREE TO THE ABOVE DESCRIBED TERMS AND CONDITIONS.**

This order was placed from IP Address: